UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2025

Sizzle Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42583	37-2148817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Georgia Avenue NW

Washington DC 20011
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 846-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	SZZLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SZZL	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of the initial business combination	SZZLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Sizzle Acquisition Corp. II (the “Company”), filed April 3, 2025 (the “Original Report”), in which the Company reported, among other events, the completion of its initial public offering (the “IPO”).

This Amendment is being filed solely for the purpose of correcting certain of the hyperlinks of the exhibits listed in Item 9.01(d). This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Item 1.01. Entry into a Material Definitive Agreement.

On April 3, 2025, the Company consummated its IPO of 23,000,000 units (the “Units”), including the exercise in full by the underwriters of an option to purchase 3,000,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (each, a “Share Right”).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-285839) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 14, 2025 (the “Registration Statement”):

●	An Underwriting Agreement, dated April 1, 2025, by and between the Company and Cantor Fitzgerald & Co. (“Cantor”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Share Rights Agreement, dated April 1, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as share rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated April 1, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated April 1, 2025, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated April 1, 2025 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and VO Sponsor II, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated April 1, 2025 (the “Cantor Private Placement Units Purchase Agreement”), by and between the Company and Cantor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated April 1, 2025, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated April 1, 2025, by and among the Company and each director and executive officer of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●

Administrative Services Agreement, dated April 1, 2025, by and between the Company and VO Sponsor II Management, LLC (“Sponsor Managing Member”), a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Units Purchase Agreement and the Cantor Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 600,000 units (the “Private Placement Units”) to the Sponsor and Cantor at a price of $10.00 per Private Placement Unit. The Private Placement Units (and underlying securities) are identical to the Units (and underlying securities) sold in the IPO, except as otherwise disclosed in the Company’s Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2025, in connection with the IPO, Neil Leibman, Warren Thompson, and David Perlin (collectively with Steve Salis and Jamie Karson, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective April 1, 2025, each of Mr. Leibman and Mr. Perlin was appointed to the Board’s Audit Committee, with Mr. Perlin serving as chair of the Audit Committee. Each of Mr. Leibman and Mr. Perlin was appointed to the Board’s Compensation Committee, with Mr. Perlin serving as chair of the Compensation Committee.

On April 1, 2025, the Company entered into indemnity agreements with each of the directors and executive officers, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On April 1, 2025, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on April 1, 2025. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $230,000,000 of the proceeds from the IPO and the sale of the Private Placement Units (which amount includes $10,950,000 of the underwriters’ deferred underwriting commissions), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, with the remaining $1,250,000 of proceeds from the Private Placement Units going to the Company’s working capital account (a portion of which will be used to pay offering expenses). Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and up to $100,000 for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On April 1, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 3, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 1, 2025, by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Share Rights Agreement, dated April 1, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.

10.1	Investment Management Trust Agreement, April 1, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated April 1, 2025, by and among the Company and certain security holders.

10.3	Private Placement Units Purchase Agreement, dated April 1, 2025, by and between the Company and the Sponsor.

10.4	Private Placement Units Purchase Agreement, dated April 1, 2025, by and between the Company and Cantor Fitzgerald & Co.

10.5	Letter Agreement, dated April 1, 2025, by and among the Company, its officers, directors, and the Sponsor.

10.6	Form of Indemnity Agreement.

10.7	Administrative Services Agreement, dated April 1, 2025, by and between the Company and the Sponsor Managing Member.

99.1	Press Release, dated April 1, 2025.

99.2	Press Release, dated April 3, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sizzle Acquisition Corp. II

	By:	/s/ Steve Salis
		Name:	Steve Salis
		Title:	Chief Executive Officer
Dated: April 7, 2025